                                                   Oppenheimer u.s. government trust
                                                 Supplement dated July 1, 2002 to the
                                                  Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The supplement dated April 11, 2002 is replaced by this supplement.

2.       The section captioned "How the Fund is Managed - Portfolio Managers" on page 12 is deleted in its entirety and replaced with the following:

         Portfolio Managers.  Effective April 11, 2002, the Fund has been managed by a management team comprised of Angelo
                  Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. Mr. Manioudakis serves as an officer and portfolio manager of other Oppenheimer funds.

                  Mr. Manioudakis is a Vice President of the Fund and Senior Vice President of the Manager (since April
                  2002). Prior to joining the Manager in April 2002, he was an Executive Director and portfolio manager for
                  Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-March 2002).

3.       The commission payments to broker-dealers on purchases of Class A shares subject to a contingent deferred sales charge by grandfathered retirement accounts has changed.  Therefore, the fourth sentence of the first paragraph under "How Can You Buy Class A
Shares? - Class A Contingent Deferred Sales Charge" on page 18 is deleted and replaced with the following sentence:

         "For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million."

4.       The section captioned "Distribution and Service (12b-1) Plans - Service Plan for Class A Shares" on page 20 is revised by adding the following after the third sentence in that paragraph:

         "With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                            PS0220.028

                                                   OPPENHEIMER U.S. GOVERNMENT TRUST
                                                 Supplement dated July 1, 2002 to the
                          Statement of Additional Information dated December 28, 2001, Revised April 11, 2002

The Statement of Additional Information is changed as follows:

1.       The section captioned "Distribution and Service Plans - Class A Service Plan Fees" starting on page 32 is revised by adding the following to the end of the first paragraph:

         "With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares."

2.       In the section  captioned "Total Return  Information" on page 37, the fourth sentence in the second paragraph is replaced with the following sentence:

         For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) is based on the Fund's Class
         A returns, adjusted to reflect the higher Class N 12b-1 fees.

3.       The section captioned "Morningstar Ratings and Rankings" on page 39 is replaced with the following:

                  Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar ranks mutual funds in their specialized market sector. The Fund is included in the intermediate government fund category.

                  Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
         Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
         performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35%
         receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and 10-year (if applicable) Morningstar Rating metrics.

July 1, 2002                                                                            PX0220.011